REALTY CAPITAL INCOME FUNDS TRUST

Supplement No. 6 dated April 4, 2016 to the

Prospectuses dated August 1, 2015 and the

Statement of Additional Information dated August 1, 2015

This supplement provides new and additional information beyond that contained in (i) the current prospectuses, as supplemented (the “Prospectuses”), for Realty Capital Income Funds Trust (the “Trust”), and (ii) the current statement of additional information, as supplemented (the “SAI”), for the Trust. This supplement should be read in conjunction with the Prospectuses and the SAI. Terms not defined herein shall have the meanings ascribed to them in the Prospectuses and the SAI.

The purpose of this supplement is to provide information on (i) the Trust’s new principal underwriter; (ii) the Trust’s new transfer agent and administrator; (iii) the status of the Trust’s public offering; and (iv) officers of the Trust.

DISTRIBUTOR

Effective March 25, 2016, RFS Partners (“RFS”) serves as the principal underwriter for each Fund pursuant to a principal underwriting agreement between the Trust and RFS (the “Principal Underwriting Agreement”). The Principal Underwriting Agreement was approved by the Board, including the Independent Trustees. RFS is a California limited partnership and is located at 1050 17th Street, Suite 1710, Denver, CO 80265. All references in the Prospectuses and the SAI to the Trust’s principal underwriter or distributor are replaced with information about RFS.

TRANSFER AGENT AND ADMINISTRATOR

Gemini Fund Services, LLC (“Gemini”) has been appointed as the transfer agent and administrator for the Funds. Gemini previously served as the sub-transfer agent and sub-administrator for the Funds. Questions for the Funds’ transfer agent should be directed Gemini, which may be contacted at 1-866-271-9244. Gemini is a Nebraska limit liability companies and is located at 17605 Wright Street, Suite 2, Omaha, NE 68130. All references to the Funds’ transfer agent and administrator are replaced with information about Gemini, and all references to Gemini as the Funds’ sub-transfer agent and sub-administrator are hereby removed.

STATUS OF THE TRUST’S PUBLIC OFFERING

Upon the effectiveness of the Principal Underwriting Agreement, the Trust has resumed selling shares to the public. RFS is obligated to sell the shares of the Funds only on a best efforts basis against purchase orders for the shares. Shares of the Funds will continue to be offered to the public on a continuous basis.

OFFICERS OF THE TRUST

Nataly S. Zelensky and Christopher D. Carlson are no longer officers of the Trust. Ms. Zelensky and Mr. Carlson served as Assistant Secretary and Secretary, respectively. All references to Ms. Zelensky and Mr. Carlson in the Prospectuses and the SAI are hereby removed.

Please Retain this Supplement for Future Reference